SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 30, 2003



                       CHICAGO BRIDGE & IRON COMPANY N.V.
             (Exact name of registrant as specified in its charter)



                                 The Netherlands
                 (State or other jurisdiction of incorporation)



        1-12815                                           N.A.
(Commission File Number)                   (IRS Employer Identification No.)

           Polarisavenue 31
           2132 JH Hoofdorp
           The Netherlands                                N.A.
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: 31-23-568-5660

                                      N.A.
          (Former name or former address, if changed since last report)

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)

                 The information required by Item 12 is being provided under
                 Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-41.

                 The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." The information in this Form 8-K and the Exhibit attached hereto shall not be deem "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

               (a) On April 30, 2003, Chicago Bridge & Iron Company N.V. issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

               (b)  Exhibit 99.1 - Company Press Release dated April 30,2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CHICAGO BRIDGE & IRON COMPANY N.V.
                                    By:       Chicago Bridge & Iron Company B.V.
                                    Its:      Managing Director


Date:  April 30, 2003               By: /s/  Gerald M. Glenn
                                        -------------------------------------
                                              Managing Director